                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 November 1996
                           PAYMENT December 16, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                        CUSIP#393534AB8
                                        Trust Account #33-31958-0
                                        Distribution Date: December 16, 1996

SECURITIZED NET INTEREST MARGIN                                   PER $1,000
CERTIFICATES                                                       ORIGINAL
-------------------------------                                   ----------

1.   Amount Available                        2,307,118.41

Interest

2.   Aggregate Interest                        304,670.52         3.29730000

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest          304,670.52

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                            2,002,447.89        21.67151396

7.   Remaining outstanding principal
     balance                                44,571,389.83        482.3743488
     Pool Factor                                .48237435

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date          66,858,772.20**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                         1,269,564.10

10.  Weighted average CPR                           8.91%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                 November 1996
                           PAYMENT December 16, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2

                                     CUSIP#393534AB8
                                     Trust Account #33-31958-0
                                     Distribution Date: December 16, 1996





11.   Weighted average CDR                  1.79%

12.   Annualized net loss percentage         .78%

13.   Delinquency               30-59 day   1.11%
                                60-89 day   0.34%
                                90+ day     0.85%
                                Total 30+   2.30%



First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.



GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
November, 1996
PAYMENT December 16, 1996

                                                  Fee Assets
                                   ----------------------------------------

                                    Guarantee       Inside      Fee Asset
                                      Fees           Refi         Total
                                   ----------     -----------  ------------
GTFC 1994-1                        760,716.50      19,297.86    780,014.36
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                                   ----------     -----------  ------------
                                   760,716.50      19,297.86    780,014.36


Total amount of Guarantee Fees and Inside                       780,014.36
Refinance Payments

Subordinated Servicing Fees                                     228,241.58

Payment on Finance 1 Note                                     1,008,255.94

Allocable to Interest (current)                                 109,605.14

Allocable to accrued but unpaid Interest                               .00

Accrued and unpaid Trustee Fees                                        .00

Allocable to Principal                                          898,650.80

Finance 1 Note Principal Balance                             15,856,274.83


                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 November 1996
                           PAYMENT December 16, 1996

                                            Inside
                               Residual      Refi        Total
                             ------------  ---------  ------------

GTFC 1994-1                           .00        .00           .00
GTFC 1994-2                    482,771.45  11,815.79    494,587.24
GTFC 1994-3                    260,337.06  20,228.32    280,565.38
GTFC 1994-4                    484,460.79  39,249.06    523,709.85
                             -------------------------------------
                             1,227,569.30  71,293.17  1,298,862.47

Total Residual and Inside
Refinance Payments                                    1,298,862.47
